UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2021

Tremont Mortgage Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest	TRMT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term “the Company” refers to Tremont Mortgage Trust.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Share Award Plan

As described in Item 5.07 below, at the Company’s annual meeting of shareholders held on May 27, 2021 (the “Annual Meeting”), the Company’s shareholders approved the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan (the “Equity Compensation Plan”), which amended and restated the predecessor Tremont Mortgage Trust 2017 Equity Compensation Plan to increase by 350,000 the total number of common shares of beneficial interest, $0.01 par value (“Common Shares”), available for awards under the plan and extended the term of the plan until May 27, 2031, the tenth anniversary of the Annual Meeting.

A copy of the Equity Compensation Plan was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”), on March 25, 2021 (the “2021 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Equity Compensation Plan are described in detail in the 2021 Proxy Statement. The foregoing description of the Equity Compensation Plan is qualified in its entirety by the terms of the Equity Compensation Plan. A copy of the Equity Compensation Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's shareholders voted on the election of William A. Lamkin as an Independent Trustee in Class I of the Board for a three year term of office continuing until the Company's 2024 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Lamkin received the following votes:

For	Withhold	Broker Non-Votes
3,580,276	433,479	2,088,587

The Company’s shareholders also voted on the election of Matthew P. Jordan as a Managing Trustee in Class I of the Board for a three year term of office continuing until the Company’s 2024 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Jordan received the following votes:

For	Withhold	Broker Non-Votes
3,709,062	304,693	2,088,587

The Company’s shareholders also voted on the approval of the Equity Compensation Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
3,563,338	429,905	20,512	2,088,587

The Company's shareholders also ratified the appointment of Deloitte & Touche LLP as the Company's independent auditors to serve for the 2021 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
6,059,123	29,827	13,392	–

The results reported above are final voting results.

Item 8.01. Other Events.

On May 27, 2021, the Company continued its current Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Consistent with the Company's Trustee compensation arrangements, on May 27, 2021, the Company awarded each of the Company's Trustees 3,000 common shares of beneficial interest, $0.01 par value, of the Company (the "Common Shares") valued at $6.11 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.  Financial Statements and Exhibits.

10.1	Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan

10.2	Summary of Trustee Compensation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Date: May 28, 2021